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                                                                  CONFORMED COPY

                                                                   EXHIBIT 10.87

                             SECOND WAIVER AGREEMENT
                 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT



         THIS SECOND WAIVER AGREEMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Waiver") dated as of July 24, 2001 is to that Third Amended and Restated Credit Agreement dated as of June 30, 2000, (as may be subsequently amended and modified from time to time, the "Credit Agreement"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among SLEEPMASTER L.L.C., a New Jersey limited liability company (the "Borrower"), SLEEPMASTER HOLDINGS L.L.C., a New Jersey limited liability company (the "Parent") and those Domestic Subsidiaries of the Borrower as may from time to time become party thereto (together with the Parent, collectively, the "Guarantors"), the several banks and other financial institutions identified therein (the "Lenders") and FIRST UNION NATIONAL BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Agent").


                              W I T N E S S E T H:

         WHEREAS, the Lenders have established a credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

         WHEREAS, the Borrower has advised the Agent that it failed to comply with certain covenants and requirements set forth in the Credit Agreement and requests that the Required Lenders waive the Defaults or Events of Default resulting from such noncompliance; and

         WHEREAS, the Required Lenders have agreed to waive such covenants and requirements, and such Defaults and Events of Default resulting from such noncompliance, on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         A. Waiver. The Borrower has informed the Agent and the Lenders that it has, or may have, failed to comply with certain covenants and requirements of the Credit Agreement as the Borrower has set forth on the Schedule A attached hereto (the "Specified Covenants"), which failures have, or would, constitute Defaults or Events of Default under the Credit Agreement. Subject to the terms and conditions of this Waiver, the Required Lenders hereby grant a waiver of compliance with the Specified Covenants and of any Defaults or Events of Default resulting from such noncompliance; provided, however, this Waiver shall be effective only to and including September 30, 2001 (the
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"Second Waiver Period"), after which time the Waiver shall be of no further force and effect and shall, without further notice, be terminated.

         B. Revolving Loans. Subject to the terms and conditions hereof and provided the Borrower is otherwise in compliance with the terms and conditions of the Credit Agreement, other than with respect to the Specified Covenants, during the Second Waiver Period the Borrower may, and the Required Lenders hereby agree to permit the Borrower to, incur Revolving Loans up to an aggregate outstanding amount not exceeding $33,742,270 (which is the total amount of Revolving Loans and LOC Obligations outstanding as of the date of this Waiver) plus $1,500,000 (the sum of which shall be referred to as the "Permitted Outstandings"); provided, that the amount of Permitted Outstandings shall be reduced on a dollar-for-dollar basis by an amount equal to the Net Cash Proceeds of any Asset Disposition applied to reduce the Revolving Loans.

         C. Application of Proceeds; Default Interest. As a result of the existence of certain Defaults and Events of Default prior to the effectiveness of this Waiver, each of the Borrower and the Required Lenders acknowledge and agree that: (i) the Net Cash Proceeds from the disposition of the Ohio facility owned by Adam Wuest Corporation shall be applied according to the terms and conditions set forth in Section 2.13(b) of the Credit Agreement, provided that notwithstanding anything to the contrary in the Credit Agreement, that portion of the Net Cash Proceeds allocated to the Revolving Loans and LOC Obligations shall be paid to those Lenders who have made Revolving Loans in reduction of the outstanding Revolving Loans, and no portion of same shall be held as cash collateral; (ii) notwithstanding anything in the Credit Agreement to the contrary, interest on the Loans shall be payable in arrears on the last day of each month; and (iii) the default rate of interest of two percent (2%) ("Default Interest") greater than the rate which would otherwise be applicable, as provided in Section 2.10 of the Credit Agreement, shall apply and be payable with respect to the Loans for the period from and including July 1, 2001 through and including September 30, 2001; provided, however, that the amount equal to the Default Interest shall accrue and be payable in cash on September 30, 2001.

         D. Letters of Credit. (i) To replace U.S. Bank National Association (the "Existing Iowa LOC Bank") as the issuer of the letter of credit dated as of November 15, 1999 (the "U.S. Bank Letter of Credit") issued for the benefit of U.S. Bank National Association, as Trustee (the "Iowa IRB Trustee") in connection with Tax-Exempt Adjustable Mode Industrial Development Revenue Bonds (Dixie Bedding Company Project) Series 1995, the Issuing Lender, at the Borrower's request, may, and the Required Lenders hereby agree to permit the Issuing Lender to, issue a Letter of Credit (the "Replacement Letter of Credit") for the benefit of the Iowa IRB Trustee, up to an amount equal to $3,262,500; provided, however, promptly following issuance of such Letter of Credit, the Borrower and the Issuing Lender shall (a) cause the termination of the U.S. Bank Letter of Credit, and (b) cause the termination of the Letter of Credit dated as of July 6, 2000, issued by the Issuing Lender for the benefit of the Existing Iowa LOC Bank.


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         (ii) The Borrower may, and the Required Lenders hereby agree to permit the Borrower and the Issuing Lender to extend for a period of not more than twelve (12) months from its scheduled date of expiration, the Letter of Credit previously issued for the benefit of Fifth Third Bank, as Trustee in connection with the County of Hamilton Ohio Economic Development Revenue Refunding Bonds; and

         (iii) The Borrower hereby agrees that it shall not request the issuance of any Letters of Credit under the Credit Agreement during the Second Waiver Period except for the Replacement Letter of Credit and the extension of the Letter of Credit described in Section D(ii) of this Waiver.

         E. Deposits. The Borrower hereby covenants and agrees that it shall promptly provide E & Y Capital Advisors LLC and Morgan, Lewis & Bockius LLP, advisors to the Agent, with deposits, each in the amount of $100,000, as advances for professional services to be rendered by such advisors.

         F. Reports. The Borrower hereby covenants and agrees that: (i) it shall provide the Agent and each of the Lenders, as soon as possible, but in any event within fifteen (15) days after the end of each month, a statement of its consolidated EBITDA as of the last day of each month;

         (ii) by the Tuesday of each week, it shall provide the Agent and each of the Lenders with a report of actual sales of the Borrower and its Subsidiaries concluded during the immediately preceding week; and

         (iii) as soon as possible, but in any event by September 7, 2001, it shall deliver to the Agent, (x) a detailed copy of the Borrower's business plan for fiscal years 2001 and 2002, and (y) a review prepared by Zolfo Cooper of the Borrower's business plans for fiscal years 2001 and 2002, in each case the form, scope and substance of such review to be satisfactory to the Agent.

         G. Further Assurances. (i) Each Credit Party hereby covenants and agrees that it shall take such action at its own expense as requested by the Agent to ensure that the Agent has a first priority perfected Lien in the Collateral, subject to Permitted Liens, to secure the Credit Party Obligations;

         (ii) The Borrower hereby covenants and agrees that it shall deliver to the Agent and the Lenders a certificate of a Responsible Officer of the Borrower certifying that any Extensions of Credit requested shall be used only for ordinary and necessary business purposes, which certificate shall be accompanied by such supporting documentation as may be reasonably requested by the Agent or any Lender; and

         (iii) Notwithstanding the waiver by the Required Lenders of the covenant set forth in Section 5.14(f) of the Credit Agreement (Schedule A(G)), the Borrower hereby covenants and agrees that it shall use its best efforts during the Waiver Period to comply

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with Section 5.14(f) of the Credit Agreement in establishing a sweep account as provided in such section of the Credit Agreement.

         H. This Waiver shall become effective when it is executed by a duly authorized officer of the Borrower, the Guarantors, the Required Lenders and the Agent.

         I. The Guarantors acknowledge and consent to all of the terms and conditions of this Waiver and agree that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Waiver.

         J. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Waiver to produce or account for more than one such counterpart.

         K. This Waiver and the Credit Agreement shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.



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            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date and year first above written.


BORROWER:                             SLEEPMASTER L.L.C.,
                                      a New Jersey limited liability company

                                      By: /s/ Les Breiland
                                          ----------------------------------
                                      Name: Les Breiland
                                      Title: Chief Financial Officer


GUARANTORS:                           SLEEPMASTER HOLDINGS L.L.C.,
                                      a New Jersey limited liability company

                                      By: /s/ Les Breiland
                                          ----------------------------------
                                      Name: Les Breiland
                                      Title: Chief Financial Officer


                                      LOWER ROAD ASSOCIATES, L.L.C.,
                                      a New Jersey limited liability company

                                      By: /s/ Les Breiland
                                          ----------------------------------
                                      Name: Les Breiland
                                      Title: Chief Financial Officer


                                      PALM BEACH BEDDING COMPANY,
                                      a Florida corporation

                                      By: /s/ Les Breiland
                                          ----------------------------------
                                      Name: Les Breiland
                                      Title: Chief Financial Officer


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                                      HERR MANUFACTURING COMPANY,
                                      a Pennsylvania corporation

                                      By: /s/ Les Breiland
                                          ----------------------------------
                                      Name: Les Breiland
                                      Title: Chief Financial Officer


                                      SLEEPMASTER FINANCE CORPORATION,
                                      a Delaware corporation

                                      By: /s/ Les Breiland
                                          ----------------------------------
                                      Name: Les Breiland
                                      Title: Chief Financial Officer


                                      ADAM WUEST CORPORATION,
                                      a Delaware corporation

                                      By: /s/ Les Breiland
                                          ----------------------------------
                                      Name: Les Breiland
                                      Title: Chief Financial Officer


                                      SIMON MATTRESS MANUFACTURING CO.
                                      a California corporation

                                      By: /s/ Les Breiland
                                          ----------------------------------
                                      Name: Les Breiland
                                      Title: Chief Financial Officer


                                      CRESCENT SLEEP PRODUCTS COMPANY
                                      a Delaware corporation

                                      By: /s/ Les Breiland
                                          ----------------------------------
                                      Name: Les Breiland
                                      Title: Chief Financial Officer


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AGENTS AND LENDERS:                   FIRST UNION NATIONAL BANK,
                                      as Administrative Agent and as a Lender

                                      By:/s/ G.C. Ullrich
                                          ----------------------------------
                                      Name:       G.C. Ullrich
                                      Title:      Senior Vice President


                                      SUNTRUST BANK

                                      By:/s/ T. Michael Logan
                                          ----------------------------------
                                      Name:       T. Michael Logan
                                      Title:      Managing Director


                                      SENIOR DEBT PORTFOLIO
                                      By:         Boston Management and Research
                                                  as Investment Advisor

                                      By:/s/ Payson Swaffield
                                          ----------------------------------
                                      Name:       Payson Swaffield
                                      Title:      Vice President


                                      EATON VANCE SENIOR INCOME TRUST
                                      By:         Eaton Vance Management
                                                  as Investment Advisor


                                      By:/s/ Payson Swaffield
                                          ----------------------------------
                                      Name:       Payson Swaffield
                                      Title:      Vice President


                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                      By:         Eaton Vance Management
                                                  as Investment Advisor

                                      By:/s/ Payson Swaffield
                                          ----------------------------------
                                      Name:       Payson Swaffield
                                      Title:      Vice President


                                      OXFORD STRATEGIC INCOME FUND
                                      By:         Eaton Vance Management
                                                  as Investment Advisor

                                      By:/s/ Payson Swaffield
                                          ----------------------------------
                                      Name:       Payson Swaffield
                                      Title:      Vice President


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                                      EATON VANCE CDO II, LTD.
                                      By:         Eaton Vance Management
                                                  as Investment Advisor

                                      By:/s/ Payson Swaffield
                                          ----------------------------------
                                      Name:       Payson Swaffield
                                      Title:      Vice President


                                      EATON VANCE CDO III, LTD.
                                      By:         Eaton Vance Management
                                                  as Investment Advisor

                                      By:/s/ Payson Swaffield
                                          ----------------------------------
                                      Name:       Payson Swaffield
                                      Title:      Vice President


                                      ANTARES CAPITAL CORPORATION

                                      By:/s/ Tyler W. Lindblad
                                          ----------------------------------
                                      Name:       Tyler W. Lindblad
                                      Title:      Director


                                      CHASE MANHATTAN BANK,
                                      As Trustee of the Antares Funding Trust
                                      created under the Trust Agreement dated
                                      as of November 30, 1999

                                      By:/s/ Judith Drummond
                                          ----------------------------------
                                      Name:       Judith Drummond
                                      Title:      Vice President


                                      BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

                                      By:/s/ John H. Cullinane
                                          ----------------------------------
                                      Name:       John H. Cullinane
                                      Title:      Director

                                      BLACK DIAMOND CLO 2000-1 LTD.

                                      By:/s/ David Dyer
                                          ----------------------------------
                                      Name:       David Dyer
                                      Title:      Director


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                                      BLACK DIAMOND CLO 1998-1 LTD.

                                      By:/s/ John H. Cullinane
                                          ----------------------------------
                                      Name:       John H. Cullinane
                                      Title:      Director


                                      GMAC BUSINESS CREDIT, LLC.

                                      By:/s/ Joel Richards
                                          ----------------------------------
                                      Name:       Joel Richards
                                      Title:      Director


                                      AIMCO CDO SERIES 2000-A

                                      By:/s/ Robert Bodett
                                          ----------------------------------
                                      Name:       Robert Bodett
                                      Title:      Authorized Signatory

                                      By: /s/ Patricia Wilson
                                          ----------------------------------
                                      Name:       Patricia W. Wilson
                                      Title:      Authorized Signatory


                                      ALLSTATE LIFE INSURANCE COMPANY

                                      By:/s/ Robert Bodett
                                          ----------------------------------
                                      Name:       Robert Bodett
                                      Title:      Authorized Signatory

                                      By: /s/ Patricia Wilson
                                          ----------------------------------
                                      Name:       Patricia W. Wilson
                                      Title:      Authorized Signatory

                                      WACHOVIA BANK, N.A.

                                      By:/s/ Monica Cole
                                          ----------------------------------
                                      Name:       Monica Cole
                                      Title:      Risk Manager

                                      HELLER FINANCIAL, INC.

                                      By:/s/ Robert M. Reeg
                                          ----------------------------------
                                      Name:       Robert M. Reeg
                                      Title:      Assistant Vice President


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                                      FIRSTRUST BANK

                                      By:/s/ Kent Nelson
                                          ----------------------------------
                                      Name:       Kent Nelson
                                      Title:      Vice President


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                                   SCHEDULE A
                               SPECIFIED COVENANTS
                             AS PROVIDED BY BORROWER

A. The Borrower has been unable to comply with the following financial covenants:

         1. The Interest Coverage Ratio requirement set forth in Section 5.9(b) of the Credit Agreement, as amended.

         2.       The Fixed Charge Coverage Ratio requirement set forth in
                  Section 5.9(c) of the Credit Agreement, as amended.

         3. The Senior Leverage Ratio requirement set forth in Section 5.9(e) of the Credit Agreement, as amended.

         4.       The Minimum Consolidated EBITDA requirement set forth in
                  Section 5.9(g) of the Credit Agreement, as amended.

B. The Borrower has entered into the following agreement which may violate the Transactions with Affiliates Covenant set forth in Section 6.7 of the Credit Agreement, as amended.

         1. Severance Agreement and Waiver, dated as of December 13, 2000, by and among the Borrower, Charles Schweitzer, and Sleep Investor L.L.C.

         2. Severance Agreement and Waiver, dated as of December 13, 2000, by and among the Borrower, James P. Koscica, and Sleep Investor L.L.C.

         3. Severance Agreement and Waiver, dated as of March 22, 2001, by and among the Borrower, Michael W. Bubis, and Sleep Investor L.L.C.

         4. Severance Agreement and Waiver, dated as of June 5, 2001, by and among the Borrower, Les Breiland, and Sleep Investor L.L.C.


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C.       The Borrower is in the process of entering into the following agreements which agreements will be in substantially the same form as provided to the Agent on July 25, 2000 when finalized and requests a consent and waiver from the Required Lenders of the Transactions with Affiliates Covenant set forth in Section 6.7 of the Credit Agreement, as amended with respect to such agreements.

         1. Consulting Agreement and Release, dated as of July ___, 2001, by and among the Borrower, the Parent, Sleep Investor L.L.C., Citicorp Venture Capital, Ltd., and Charles Schweitzer.*

         2. Severance Agreement, dated as of July ___, 2001, by and between the Borrower and Kyle G. Boyle.

D. The Borrower and the Agent have determined that it will be in the best interest of all parties to extend the time to comply with the requirement to negotiate and determine the liquidity levels on or before July 16, 2001, as set forth in the Waiver Agreement to Third Amended and Restated Credit Agreement, dated as of June 29, 2001, by and among the Borrower, the Parent, the Guarantors and the Agent. The Borrower requests that requirement to negotiate and determine the liquidity levels be extended to September 30, 2001.

E. The Borrower has been unable to deliver the Borrower's business plan for fiscal years 2001 and 2002 as required in Section 5.14(b) of the Credit Agreement, as amended.

F. The Borrower has been unable to deliver a review prepared by Zolfo Cooper of the Borrower's business plans for fiscal years 2001 and 2002 as required in Section 5.14(c) of the Credit Agreement, as amended.

G. The Borrower has not established sweep accounts as required in Section 5.14(f) of the Credit Agreement, as amended.



--------
* No severance will be paid under the Severance Agreement listed under B1 if the Consulting Agreement and Release is executed.


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